Exhibit 10.17

INTERNATIONAL GAME TECHNOLOGY

Summary of Named Executive Officer and Director Compensation Arrangements

Exhibit to Form 10K for period ended September 30, 2008

Executive Officers

In addition to the annual base salaries noted in the table below, compensation arrangements for our executive officers include benefits paid under any applicable employment contracts, other IGT Plans for Management Bonus (including Cash Sharing), Stock Incentives, Profit Sharing, and Deferred Compensation as more fully described in exhibits to our annual report on Form 10-K or interim quarterly Form 10-Q filed with the SEC.  These individuals also receive certain perquisites as explained in our annual proxy statement.  Except for employment contracts that are on file with the SEC, these are at-will employment arrangements.

Name	Title	Base Salary (1)
Thomas J. Matthews	President, Chief Executive Officer	$ 840,000

Stephen W. Morro	Chief Operating Officer	$ 600,000

David D. Johnson	Executive Vice President, General Counsel	$ 525,000

Richard Pennington	Executive Vice President, Corporate Strategy	$ 420,000

Daniel R. Siciliano	Chief Accounting Officer, Treasurer and Principal Financial Officer	$ 263,000

(1) Amounts reported in our proxy statement may vary depending on the timing of pay period during the fiscal year

Directors

Annual Retainer

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$65,000 paid in quarterly installments

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Prior to the beginning of each fiscal year, members may elect to receive all or a part of the total retainer in the form of a restricted stock award

Board and Committee Meeting Fees

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Board - $1,500 per meeting attended after 8 meetings have been held and attended

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Audit - $1,500 per meeting attended after 10 meetings have been held and attended

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Compensation, Nominating & Corporate Governance, and Compliance - $1,500 per meeting attended after 4 meetings have been held

Additional Annual Retainer for Board Committee Members (payable in quarterly installments)

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Lead Independent Director - $70,000 cash and an additional grant of restricted shares having a grant-date value of $30,000

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Chair:  Audit - $35,000; Compensation, Nominating & Corporate Governance, and Compliance - $20,000

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Member: Audit - $17,500; Compensation, Nominating & Corporate Governance, and Compliance - $10,000

Equity Grants

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Upon election to the board:  20,000 stock options and 5,000 restricted shares vesting ratably over 3 years

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Annual grant:  11,000 stock options and 2,750 shares restricted shares with 1-year vesting